UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 13, 2005
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                Date of report (Date of earliest event reported)


                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        000-18833                   23-2598554
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                 19335
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(Address of principal executive offices)                         (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

     (b)  Retirement, Resignation, or Termination of Certain Officers or
          Directors

          Effective May 13, 2005, Edward T. Borer resigned his position as Director of Chester Valley Bancorp Inc. (the "Company"), and its' wholly owned subsidiaries, First Financial Bank and Philadelphia Corporation for Investment Services. Upon consummation of the Company's planned merger with Willow Grove Bancorp, Inc., Mr. Borer was not scheduled to remain as a Director of the surviving Corporation.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Chester Valley Bancorp Inc.


Date     05/17/05                    By:  /s/ Joseph T. Crowley
    --------------------                  --------------------------------------
                                          Joseph T. Crowley
                                          Chief Financial Officer & Treasurer


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